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                                                                     Exhibit 99

                                  CERTIFICATION



         Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of CVF Technologies Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.




Dated:   April 15, 2003                          /s/ Jeffrey I. Dreben
                                                 ---------------------
                                                   Jeffrey I. Dreben,
                                                   Chief Executive Officer




Dated:   April 15, 2003                          /s/ Robert L. Miller
                                                 --------------------
                                                   Robert L. Miller,
                                                   Chief Financial Officer